UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

 (Amendment No. 2)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 5, 2015

Intermolecular, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 582-5700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 2 to our Current Report on Form 8-K, originally filed on November 5, 2015, in connection with the Intermolecular, Inc. announcement of its financial results for the third quarter of fiscal 2015, to add exhibit 99.2. This Form 8-K/A is an amendment and restatement of the original Form 8-K in its entirety to provide a complete presentation.

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2015, Intermolecular, Inc. (the Company) announced its financial results for the third quarter of fiscal 2015, ended September 30, 2015. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the transcript of the conference call held by the Company to discuss its financial results is furnished as Exhibit 99.2 to this current report on form 8-K.

The information furnished in Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except expressly set forth by specific reference in such filing.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibits relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1        Press Release dated November 5, 2015, entitled “Intermolecular Announces Third Quarter 2015 Results”

99.2   Conference Call Transcript, dated November 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s

INTERMOLECULAR, INC.

Date: November 6, 2015	By:	/s/ Bruce M. McWilliams
Bruce M. McWilliams
President and Chief Executive Officer